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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 15, 2005


                           J. C. PENNEY COMPANY, INC.
                     (Exact name of registrant as specified
                                 in its charter)


    Delaware                       1-15274                      26-0037077
(State or other jurisdiction   (Commission File No.)        (I.R.S. Employer
     of incorporation )                                     Identification No.)


6501 Legacy Drive
Plano, Texas                                                    75024-3698

(Address of principal executive offices)                        (Zip code)

Registrant's telephone number, including area code:  (972) 431-1000

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13d-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 1.01         Entry into a Material Definitive Agreement


     On July 15, 2005, the J. C. Penney Company, Inc. ("Company") Board of Directors, after receiving the recommendations of its Human Resources and Compensation and its Corporate Governance Committees, approved an adjustment to M.E. Ullman, III's fiscal 2005 financial performance objectives to reflect the classification by the Company of the operating results of Lojas Renner S. A. as discontinued operations. Mr. Ullman serves as the Company's Chairman of the Board and Chief Executive Officer.







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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              J. C. PENNEY COMPANY, INC.



                                              By: /s/ Joanne L. Bober
                                                 ------------------------------
                                                  Senior Vice President,
                                                  General Counsel and Secretary



Date:  July 20, 2005